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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                LookSmart, Ltd.
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            (Exact name of Registrant as specified in its charter)


              Delaware                                    13-3904355
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(State of incorporation or organization)            (IRS Employer I.D. No.)


 587 Bryant Street, San Francisco, CA 94017
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                   (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                                       NONE
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If this form relates to the registration of a class of securities pursuant to
Section 2(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-76049

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

                Incorporated by reference to pages 63 through 66 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on June 11, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits
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                The following exhibits are filed as a part of this registration statement:

         1.*    Specimen certificate for Registrant's Common Stock;

         2.**   Certificate of Incorporation, as currently in effect;

         3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

__________________
*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.

***  Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.


                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 11, 1999



                                        By:   /s/ Patricia Cole
                                           ------------------------------
                                           Evan Thornley, CFO


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